SAMPLE CERTIFICATE

NUMBER                                       SHARES

CREATIVE BEAUTY SUPPLY, INC

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK                           CUSIP 225269 10 9

THIS CERTIFIES THAT:

Is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR
VALUE EACH OF


                  CREATIVE BEAUTY SUPPLY, INC.

Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned:
Continental Stock Transfer & Trust Company
Jersey City, NY
Transfer Agent

David Generelli
Secretary/Treasurer

Carmine Catizone
President

Creative Beauty Supply, Inc.
Corporate Seal 1995 New Jersey

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT- Custodian under Uniform Gifts to Minors Act. (Cust) (Minor) (State)

Additional abbreviations may also be used though not in the above list.

For Value Receive, ________ hereby sell, assign and transfer unto
[PLEASE INSERT SOCIAL SECURTITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
ASSIGNEE






Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint -__________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement of any change whatsoever.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPONT TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE
GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE INCONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

STOCK MARKET INFORMATION EXCHANGE